UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021 (June 3, 2021)

CLEARPOINT NEURO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34822	58-2394628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 S. Sierra Ave., Suite 100

Solana Beach California 92075

(Address of principal executive offices, zip code)

(949) 900-6833

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CLPT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2021 annual meeting of the stockholders (the “Annual Meeting”) of ClearPoint Neuro, Inc. (the “Company”) held on June 3, 2021, the Company’s stockholders considered and voted on the following proposals:

(1)	The election of six directors to serve until the 2022 annual meeting of stockholders;

(2)	The ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021;

(3)	The approval of the Company’s Employee Stock Purchase Plan; and

(4)	The advisory approval of executive compensation.

Each proposal was approved and the final voting results for each proposal are described below. For beneficial owners holding the Company’s common stock at a bank or broker institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

1.	Election of Directors. The following named persons were elected as directors of the Company to serve until the 2022 annual meeting of stockholders or until their successors have been duly elected and qualified or until their earlier death, resignation, disqualification or removal. The votes were cast as follows:

Name	For	Withheld	Broker Non-Votes
Joseph M. Burnett	9,264,032	7,135	5,565,350
R. John Fletcher	8,968,788	302,379	5,565,350
Pascal E.R. Girin	8,935,950	335,217	5,565,350
B. Kristine Johnson	9,261,850	9,317	5,565,350
Matthew B. Klein	8,996,532	274,635	5,565,350
Timothy T. Richards	8,931,832	339,335	5,565,350

2.	Ratification of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The votes were cast as follows:

For	Against	Abstentions	Broker Non-Votes
14,561,878	3,714	270,925	—
3.	Approval of the Employee Stock Purchase Plan. The stockholders approved the Company’s 2021 Employee Stock Purchase Plan. The votes were cast as follows:

For	Against	Abstentions	Broker Non-Votes
8,830,248	430,001	10,918	5,565,350

4.	Advisory approval of executive compensation. The stockholders, on an advisory basis, approved the compensation of the Company’s executives. The votes were cast as follows:

For	Against	Abstentions	Broker Non-Votes
8,870,200	350,731	50,236	5,565,350

Item 7.01.	Regulation FD.

As previously disclosed, John N. Spencer, Jr. did not stand for re-election at the Annual Meeting. Following the Annual Meeting and as a result of Mr. Spencer’s retirement, the Audit Committee of the Board of Directors of the Company is comprised of Messrs. Girin, Fletcher and Ms. Johnson, each of whom is an audit committee financial expert within the meaning of SEC rules, with Mr. Girin serving as the Chair.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. Exhibit No.	Description of Exhibit
10.1	ClearPoint Neuro, Inc. 2021 Employee Stock Purchase Plan (filed as Appendix A to ClearPoint Neuro, Inc.’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2021 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2021	CLEARPOINT NEURO, INC.

	By:	/s/ Danilo D’Alessandro
Danilo D’Alessandro
Chief Financial Officer